                                               SECURITIES AND EXCHANGE COMMISSION

                                                                 Washington, D.C. 20549

                                                                           FORM 8-K/A

                                                                  CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   Date of Report (Date of earliest event reported): August 28, 2006

                                                                           Cagle's, Inc.

                                                                (Exact name of registrant as specified in its charter)

                      Georgia                                            1-7138                                        58-0625713

                    (State or other jurisdiction                                   (Commission                                              (I.R.S. Employer

                          of incorporation)                                              File Number)                                             Identification No.)

                                           2000 Hills Avenue, N.W., Atlanta, Ga.            30318

                                                          (Address of principal executive offices)                      (Zip Code)

                                                                        (404) 355-2820

                                                               (Registrants telephone number, including area code)

                                                                         Not applicable

                                                        (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(   )  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(   )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(   )  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

(   )  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This amended 8-K is being filed to include pro forma financial information.

TABLE OF CONTENTS

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 9.01 Financial Statements and Exhibits.

SIGNATURES

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Section 2  Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 15, 2006, Cagle’s, Inc. completed the sale of the company’s thirty percent (30%) interest in Cagle’s-Keystone Foods LLC to Grow-Out Holdings LLC.  Grow-Out Holdings LLC owned the other seventy percent (70%) of Cagle’s-Keystone Foods LLC.  The transaction was accomplished by a redemption of the interest of Cagle’s, Inc. by Cagle’s-Keystone Foods LLC.  The purchase price was $28,000,000 cash.

Section 9.   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(b) Pro forma Financial Information

(d) Exhibits.

99.2     Unaudited pro forma financial information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cagle's, Inc.

(Registrant)

Date: August 28, 2006

By:   /s/  Mark M. Ham IV

 Mark M. Ham IV

 Chief Financial Officer